EXHIBIT 99
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[Logo]                                                 One Franklin Parkway
                                                       San Mateo, CA  94403-1906

                                                       tel     650/312.2000
                                                       franklintempleton.com

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Contact:       Franklin Resources, Inc.
               Investor Relations: Alan Weinfeld (650) 525-8900
               Corporate Communications: Lisa Gallegos (650) 312-3395 franklintempleton.com

Contact:       Darby Overseas Investments, Ltd.
               Media Relations: Emily Vogl, Frank Vogl
               Voglcom@aol.com (202) 331-8183
               darbyoverseas.com

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                                                           FOR IMMEDIATE RELEASE

             FRANKLIN RESOURCES, INC. ANNOUNCES AGREEMENT TO ACQUIRE
            EMERGING MARKETS PRIVATE EQUITY AND MEZZANINE SPECIALIST,
                        DARBY OVERSEAS INVESTMENTS, LTD.

     San Mateo, CA, and Washington, DC, August 04, 2003 - Franklin Resources, Inc. (operating as Franklin Templeton Investments) (NYSE: BEN) of San Mateo, CA, and Darby Overseas Investments, Ltd. of Washington, DC, today announced that they have signed a definitive agreement under which Franklin Resources, Inc. will acquire the remaining portion of Darby Overseas Investments, Ltd. and Darby Overseas Partners, L.P. (collectively "Darby") which it does not already own, for $75.88 million in cash. Franklin Resources, Inc. currently owns 12.66% of Darby, which managed approximately $700 million in private equity and mezzanine funds and managed and sub-advised approximately $300 million in emerging markets fixed-income products as of June 30, 2003. The transaction, which is subject to certain regulatory approvals and other customary closing conditions, is expected to be completed no later than October 10, 2003.
     "We are very pleased to bring Darby Overseas Investments on board to expand our investment offerings in the alternative strategies arena and further meet the needs of our institutional and Fiduciary individual clients," said Charles
B. Johnson, chairman and chief executive officer of Franklin Resources, Inc., who has served on Darby's Board of Directors since its establishment in 1994. "Darby's strong brand recognition and established track record in emerging markets private equity and mezzanine finance make it an excellent fit and solid strategic investment for our organization."
     Darby's chairman and founder is Nicholas F. Brady, former secretary of the US Treasury and former chairman and CEO of Dillon, Read & Co. Inc. He is especially well known in emerging markets and international finance as the architect of the "Brady Plan." Darby's chief executive officer is Richard H. Frank, former managing director of the World Bank and former chief financial officer of the International Finance Corporation. Mr. Brady, who since 1993 has served as a director of 17 Franklin Templeton

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Investments' funds for US and non-US investors, stated, "Our union with Franklin
Templeton Investments will enable us to more effectively channel resources to emerging markets companies with the best growth potential. This is a combination of two outstanding firms that will provide exceptional leadership in emerging markets finance."
     Darby will continue to retain its distinct identity under the leadership of Mr. Brady and Mr. Frank with its team of experienced emerging markets investment managers, drawn from both the private and public sectors. Their approach is based on a rigorous investment process and active company relationships. The group's experience and strong business relationships come from years of working and living in their respective regions.
     As one of the initial investors in Darby, Franklin Templeton Investments has also participated in three of Darby's six emerging markets private equity and mezzanine funds. "We have had the opportunity to witness Darby's growth and disciplined approach firsthand," said Charles B. Johnson. "They have become a leading emerging markets private equity firm with a standard of excellence that we are committed to supporting."
     Darby  CEO  Richard   Frank  noted,   "Darby  will  benefit  from  Franklin
Templeton's   outstanding  reputation  and  international  presence.  With  this support, we look forward to expansion by launching new private equity and mezzanine funds in emerging markets." Mr. Frank, a director of two Franklin
Templeton Investments' funds for non-US investors added, "With their strong distribution capabilities and established presence in markets around the globe, they are uniquely positioned to support our objective of being the industry leader in emerging markets private equity and mezzanine finance."
     "The contributions of Darby's private equity group will complement Franklin Templeton Investments' broad global investment capabilities," said Mark Mobius, managing director of Templeton Asset Management, Ltd. His group specializes in investing in emerging markets. "By serving on Darby's Advisory Board over the last few years, I have had the opportunity to work with the firm on its
investment  policies  and  strategic  direction,   and  believe  this  team  has
established itself as a proven leader, most notably in Latin America, with a strong presence in Asia and with plans for Central Europe as well," said Mobius. "Emerging markets private equity requires a highly specialized skill set, and Darby has demonstrated its investment capabilities throughout various stages of the company value creation cycle."
     Darby sponsors and manages funds for institutional investors and high-net worth individuals that invest in Latin American private equity (including specialized financial services and technology funds). Darby, through funds in Asia and Latin America, is the leading private mezzanine investment firm for emerging markets. In addition, Darby has been an active manager of and advisor for emerging market fixed-income portfolios. For more information, please visit darbyoverseas.com.
     Franklin Resources, Inc. [NYSE:BEN] is a global investment organization operating as Franklin Templeton Investments. Franklin Templeton provides global and domestic investment management services through its Franklin, Templeton, Mutual Series and Fiduciary Trust subsidiaries. The San Mateo, CA-based company has over 50 years of investment experience and approximately $287 billion in assets

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under  management  as of June  30,  2003.  For  more  information,  please  call
1-800/DIAL BEN or visit franklintempleton.com.

FORWARD-LOOKING STATEMENTS

     Statements in this press release regarding Franklin Resources, Inc.'s business which are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks, uncertainties and other important factors that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These risks, uncertainties and other important factors are described in more detail in the "Risk Factors" section in Franklin's recent filings with the U.S. Securities and Exchange Commission, including, without limitation, the "Risk Factors" section of the Management's Discussion and Analysis of Financial Condition and Results of Operations in Franklin's Annual Report on Form 10-K for the fiscal year ended September 30, 2002, and Franklin's most recent Form 10-Q.

     * Continuing volatility in the equity markets have caused the levels of our assets under management to fluctuate significantly.
     * Weak market conditions may lower our assets under management and reduce our revenues and income.
     *    We  face  strong   competition  from  numerous  and  sometimes  larger
          companies.
     * Changes in the distribution channels on which we depend could reduce our revenues or hinder our growth.
     * The ongoing threat of terrorism and the recent reports of accounting irregularities may adversely affect the general economy, financial and capital markets and our business.
     * We face risks associated with conducting operations in numerous foreign countries.
     * Our emerging market portfolios and related revenues are vulnerable to market-specific political and economic risks.
     * Our ability to meet cash needs depends upon certain factors, including our asset value, credit worthiness and the market value of our stock.
     * Technology and operating risk and limitations could constrain our operations.


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